SIGNED
                                               SEC. File Nos. 2-10760
                                                              811-32

                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A
                            Registration Statement
                                    Under
                          the Securities Act of 1933
                       Post-Effective Amendment No. 82
                                     and
                            Registration Statement
                                    Under
                      The Investment Company Act of 1940
                               Amendment No. 25

                         FUNDAMENTAL INVESTORS, INC.
              (Exact Name of Registrant as specified in charter)

                    One Market, Steuart Tower, Suite 1800
                       San Francisco, California 94105
                   (Address of principal executive offices)

             Registrant's telephone number, including area code:
                                 (415) 421-9360


                                 JULIE F. WILLIAMS
                      One Market, Steuart Tower, Suite 1800
                         San Francisco, California 94105
                      (name and address of agent for service)


                                   Copies to:
                             Robert E. Carlson, Esq.
                               Michael Glazer, Esq.
                       PAUL, HASTINGS, JANOFSKY & WALKER LLP
                               555 S. Flower Street
                        Los Angeles, California 90071-2371
                            (Counsel for the Registrant)

Title of Securities being Registered: Shares of Capital Stock, $1.00 par value

                    Approximate date of proposed public offering:
It is proposed that this filing become effective on March 1, 1998, pursuant to paragraph (b) of rule 485.

                            FUNDAMENTAL INVESTORS, INC.
                                CROSS REFERENCE SHEET

ITEM NUMBER OF PART "A" OF FORM N-1A       CAPTIONS IN PROSPECTUS (PART "A")



1.    Cover Page                           Cover Page

2.    Synopsis                             Expenses

3.    Condensed Financial Information      Financial Highlights; Investment Results

4.    General Description of Registrant    Investment Policies and Risks; Securities and Investment
                                           Techniques;  Multiple Portfolio Counselor System; Fund
                                           Organization and Management

5.    Management of the Fund               Fund Organization and Management; Securities and
                                           Investment Techniques;  Multiple Portfolio Counselor System

6.    Capital Stock and Other Securities   Investment Policies and Risks;  Securities and Investment
                                           Techniques;  Fund Organization and Management;
                                           Dividends, Distributions and Taxes

7.    Purchase of Securities Being Offered Purchasing Shares; Fund Organization and Management

8.    Redemption or Repurchase             Selling Shares

9.    Legal Proceedings                    N/A



ITEM NUMBER OF PART "B" OF FORM N-1A       CAPTIONS IN STATEMENT OF ADDITIONAL
                                           INFORMATION (PART "B")



10.   Cover Page                           Cover Page

11.   Table of Contents                    Table of Contents

12.   General Information and History      Fund Organization and Management (Part "A")

13.   Investment Objectives and Policies   Description of Certain Securities and Investment Techniques;
                                           Investment Restrictions

14.   Management of the Registrant         Fund Directors and Officers; Management

15.   Control Persons and Principal        Fund Directors and Officers
      Holder of Securities

16.   Investment Advisory and Other        Management
      Services

17.   Brokerage Allocation and Other       Execution of Portfolio Transactions
      Practices

18.   Capital Stock and Other Securities   Part "A"

19.   Purchase, Redemption and Pricing of  Purchase of Shares; Redeeming Shares; Shareholder
      Securities Being Offered             Account Services and Privileges; Redemption of Shares

20.   Tax Status                           Dividends, Distributions and Federal Taxes

21.   Underwriter                          Management -- Principal Underwriter

22.   Calculation of Performance Data      Investment Results

23.   Financial Statements                 Financial Statements



ITEM IN PART "C"



24.   Financial Statements and Exhibits

25.   Persons Controlled by or Under Common Control with Registrant

26.   Number of Holders of Securities

27.   Indemnification

28.   Business and Other Connections of Investment Adviser

29.   Principal Underwriters

30.   Location of Accounts and Records

31.   Management Services

32.   Undertakings

      Signature Page


                             [PHOTO APPEARS HERE]

                [LOGO OF THE AMERICAN FUNDS GROUP APPEARS HERE]

--------------------------------------------------------------------------------


                            Fundamental InvestorsSM

                                   Prospectus




                                 MARCH 1, 1998

FUNDAMENTAL INVESTORS, INC.
One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105
===========================================================================
TABLE OF CONTENTS

Expenses                                                                  3
 ...........................................................................
Financial Highlights                                                      4
 ...........................................................................
Investment Policies and Risks                                             5
 ...........................................................................
Securities and Investment Techniques                                      5
 ...........................................................................
Multiple Portfolio Counselor System                                       8
 ...........................................................................
Investment Results                                                        9
 ...........................................................................
Dividends, Distributions and Taxes                                       10
 ...........................................................................
Fund Organization and Management                                         11
 ...........................................................................
Shareholder Services                                                     14

===========================================================================


The investment objective of the fund is to increase its shareholders' capital and income return over time. The fund strives to accomplish this objective by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


10-010-0398

EXPENSES
The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Operating expenses are paid by the fund.

SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge on purchases
(as a percentage of offering price)                                     5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------
Management fees                                                         0.30%
 ................................................................................
12b-1 expenses                                                          0.23%/1/
 ................................................................................
Other expenses                                                          0.10%
 ................................................................................
Total fund operating expenses                                           0.63%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------
One year                                                                    $ 64
 ................................................................................
Three years                                                                 $ 77
 ................................................................................
Five years                                                                  $ 91
 ................................................................................
Ten years                                                                   $132

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.



                                         Fundamental Investors / Prospectus    3

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information for the seven years ended December 31, 1997 has been audited by Deloitte & Touche llp, independent auditors, and for the three years ended December 31, 1990 by KPMG Peat Marwick llp, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA


                                                YEAR ENDED DECEMBER 31
                                                ......................
                           1997    1996    1995    1994    1993    1992    1991     1990    1989    1988
            ---------------------------------------------------------------------------------------------
Net asset value,
beginning of year        $24.54  $22.29  $17.50  $18.15  $17.52  $17.47  $14.32   $16.43  $14.60  $13.45
---------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                      .41     .41     .41     .42     .44     .44     .41      .48     .58     .43
 .........................................................................................................
Net realized and
unrealized gain (loss)
on investments             6.00    4.00    5.46    (.18)   2.65    1.27    3.82    (1.52)   3.53    1.65
 .........................................................................................................
Total income (loss)
from investment
operations                 6.41    4.41    5.87     .24    3.09    1.71    4.23    (1.04)   4.11    2.08
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from
net investment
income                     (.42)   (.40)   (.40)   (.44)   (.43)   (.42)   (.40)    (.49)   (.62)   (.47)
 .........................................................................................................
Distributions from
net realized gains        (3.13)  (1.76)   (.68)   (.45)  (2.03)  (1.24)   (.68)    (.58)  (1.66)   (.46)
 .........................................................................................................
Total distributions       (3.55)  (2.16)  (1.08)   (.89)  (2.46)  (1.66)  (1.08)   (1.07)  (2.28)   (.93)
 .........................................................................................................
Net asset value,
end of year              $27.40  $24.54  $22.29  $17.50  $18.15  $17.52  $17.47   $14.32  $16.43  $14.60
---------------------------------------------------------------------------------------------------------
Total return/1/          26.67%  19.99%  34.21%   1.33%  18.16%  10.19%  30.34%  (6.24)%  28.56%  15.95%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)      $10,465  $7,165  $4,754  $2,611  $1,979  $1,440  $1,156   $  823  $  758  $  632
 .........................................................................................................
Ratio of expenses to
average net assets         .63%    .66%    .70%    .68%    .65%    .65%    .69%     .70%    .67%    .68%
 .........................................................................................................
Ratio of net income
to average net assets     1.54%   1.78%   2.08%   2.45%   2.43%   2.56%   2.50%    3.15%   3.40%   2.97%
 .........................................................................................................
Average
commissions paid per
share/2/                  4.51c   5.69c   5.95c   6.02c   6.14c   7.53c   7.50c    7.76c   7.80c   7.47c
 .........................................................................................................
Portfolio turnover
rate                     45.09%  39.07%  25.47%  23.02%  29.22%  23.98%  17.07%   11.92%  18.59%   8.09%
---------------------------------------------------------------------------------------------------------

/1/Excludes maximum sales charge of 5.75%.
/2/Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


4  Fundamental Investors / Prospectus

--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS

The fund's investment objective is to increase its shareholders' capital and income return over time.

The fund seeks to accomplish this objective by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The fund may also invest in straight debt securities that are generally rated in the top four quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management Company. Additionally, the fund may hold cash or cash equivalents (such as commercial paper, commercial bank obligations, and securities of the U.S. Government, its agencies and instrumentalities), U.S. Government securities, or nonconvertible preferred stocks. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

Investment limitations are considered at the time securities are purchased. These limits are based on the fund's net assets unless otherwise indicated. The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval.

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.
--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. Certain securities purchased by the fund, particularly smaller capitalization stocks, may involve large price swings and potential for loss.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of

                                          Fundamental Investors / Prospectus  5

--------------------------------------------------------------------------------
debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 5% of its total assets in debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis as well as by monitoring broad economic trends and corporate and legislative developments.

OTHER SECURITIES

The fund may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or

6    Fundamental Investors / Prospectus
another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

INVESTING IN VARIOUS COUNTRIES

The fund may invest up to 15% of its assets in securities of issuers that are domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

RESTRICTED SECURITIES AND LIQUIDITY

The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                                          Fundamental Investors / Prospectus  7

--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices. Capital Research and Management Company utilizes a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

                                                                                              YEARS OF EXPERIENCE AS
                                                                                              INVESTMENT PROFESSIONAL
                                                                                                   (APPROXIMATE)
                                                                                          ...................................
                                                      YEARS OF EXPERIENCE
                                                    AS PORTFOLIO COUNSELOR                WITH CAPITAL
PORTFOLIO COUNSELORS                               (AND RESEARCH PROFESSIONAL,            RESEARCH AND
        FOR                                           IF APPLICABLE) FOR                  MANAGEMENT
    FUNDAMENTAL                                     FUNDAMENTAL INVESTORS                 COMPANY OR             TOTAL YEARS
     INVESTORS        PRIMARY TITLE(S)                   (APPROXIMATE)                    ITS AFFILIATES
-----------------------------------------------------------------------------------------------------------------------------
JAMES E.              President and Director     14 years (plus 5 years as                   21 years             26 years
DRASDO                of the fund.               a research professional
                      Senior Vice President      prior to becoming a
                      and Director,              portfolio counselor for
                      Capital Research           the fund)
                      and Management
                      Company
-----------------------------------------------------------------------------------------------------------------------------
GORDON                Senior Vice President      7 years (plus 13 years as                   27 years             27 years
CRAWFORD              of the fund. Senior        a research professional
                      Vice President             prior to becoming a
                      and Director,              portfolio counselor for
                      Capital Research           the fund)
                      and Management
                      Company
-----------------------------------------------------------------------------------------------------------------------------
DINA N.               Senior Vice President      5 years (plus 1 year as a                    6 years             31 years
PERRY                 of the fund. Senior        research professional
                      Vice President,            prior to becoming a
                      Capital Research           portfolio counselor for
                      and Management             the fund)
                      Company
-----------------------------------------------------------------------------------------------------------------------------

8 Fundamental Investors / Prospectus

--------------------------------------------------------------------------------
INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

 . TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

 . YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

 . DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1997)


AVERAGE                                              LIPPER GROWTH
ANNUAL         THE FUND                                & INCOME
TOTAL           AT NET    THE FUND AT MAXIMUM  S&P       FUNDS
RETURNS:     ASSET VALUE1 SALES CHARGE/1/,/2/  5003    INDEX/4/
--------------------------------------------------------------------------------
One year        26.67%          19.38%        33.32%    26.96%
 ................................................................................
Five years      19.55%          18.14%        20.23%    18.06%
 ................................................................................
Ten years       17.23%          16.54%        18.01%    16.03%
 ................................................................................
Lifetime/5/     16.50%          16.14%        16.65%    15.55%

--------------------------------------------------------------------------------
Yield/1/,/2/: 1.49%
Distribution Rate/2/: 1.30%

/1/ Thesefund results were calculated according to a standard formula that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ The Standard & Poor's 500 Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ The Lipper Growth & Income Funds Index is an equally weighted performance index, adjusted for capital gain distributions and income dividends, of the 30 largest qualifying funds. The qualifying funds combine a growth of earnings orientation and an income requirement for level and/or rising dividends. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/5/ For the period August 1, 1978 (when Capital Research and Management Company became investment adviser) through December 31, 1978.

                                         Fundamental Investors / Prospectus   9

--------------------------------------------------------------------------------
                        FUNDAMENTAL INVESTORS / PROSPECTUS
Here are the fund's annual total returns calculated without a sales charge.
This information is being supplied on a calendar year basis.
[begin bar chart]

                                             FUNDAMENTAL
                Measurement Period           INVESTORS
                -------------------          ----------
                FYE  1988                    15.95
                FYE  1989                    28.56
                FYE  1990                   - 6.24
                FYE  1991                    30.34
                FYE  1992                    10.19
                FYE  1993                    18.16
                FYE  1994                     1.33
                FYE  1995                    34.21
                FYE  1996                    19.99
                FYE  1997                    26.67

[end bar chart]

Past results are not an indication of future results.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund pays dividends, which may fluctuate, four times a year (usually in February, May, August and December). Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.
--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1932 and reorganized as a Maryland corporation in 1990. All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment

                                         Fundamental Investors / Prospectus  11
adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.39% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher sales loads in lieu of these fees.

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

12    Fundamental Investors / Prospectus

--------------------------------------------------------------------------------

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                               [MAP APPEARS HERE]

    WESTERN SERVICE        WESTERN CENTRAL        EASTERN CENTRAL          EASTERN SERVICE
      CENTER               SERVICE CENTER         SERVICE CENTER           CENTER
    American Funds         American Funds         American Funds           American Funds
    Service Company        Service Company        Service Company          Service Company
    P.O. Box 2205          P.O. Box 659522        P.O. Box 6007            P.O. Box 2280
    Brea, California       San Antonio, Texas     Indianapolis, Indiana    Norfolk, Virginia
    92822-2205             78265-9522             46206-6007               23501-2280
    Fax: 714/671-7080      Fax: 210/530-4050      Fax: 317/735-6620        Fax: 757/670-4773


                                         Fundamental Investors / Prospectus  13

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES
ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below, subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

 . Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

 . Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.


14    Fundamental Investors / Prospectus

 . Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

 . Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group, generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R), by computer using American FundsLine OnLineSM (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

 . Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of 4:00 p.m. Eastern time (the normal close of trading) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account, and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account................................................... $250
  For a retirement plan account........................................... $250
  For a retirement plan account through payroll deduction................. $ 25
To add to an account...................................................... $ 50
  For a retirement plan account through payroll deduction................. $ 25

                                         Fundamental Investors / Prospectus  15

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                      ...................
                                                             DEALER
                                                   NET    CONCESSION AS
                                      OFFERING   AMOUNT   % OF OFFERING
INVESTMENT                              PRICE   INVESTED      PRICE
--------------------------------------------------------------------------------
Less than $50,000                       5.75%     6.10%       5.00%
 ................................................................................
$50,000 but less than $100,000          4.50%     4.71%       3.75%
 ................................................................................
$100,000 but less than $250,000         3.50%     3.63%       2.75%
 ................................................................................
$250,000 but less than $500,000         2.50%     2.56%       2.00%
 ................................................................................
$500,000 but less than $1 million       2.00%     2.04%       1.60%
 ................................................................................
$1 million or more and certain other
investments described below           see below see below   see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE BY THESE ACCOUNTS WITHIN ONE YEAR OF PURCHASE. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. American Funds Distributors currently provides additional compensation to the top 100 dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

16     Fundamental Investors / Prospectus

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

 . Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

 . Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

 . Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group as well as your holdings in Endowments and Bond Portfolio for Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

 . Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous
  90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges that may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

                                         Fundamental Investors / Prospectus  17

SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLineSM (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLineSM, or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association, or credit union that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

18     Fundamental Investors / Prospectus

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINESM

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLineSM. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLineSM) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


                                        Fundamental Investors / Prospectus   19

NOTES





20     Fundamental Investors / Prospectus

NOTES



21  Fundamental Investors / Prospectus

NOTES



22    Fundamental Investors / Prospectus

NOTES




                                         Fundamental Investors / Prospectus  23

  FOR SHAREHOLDER            FOR RETIREMENT PLAN               FOR DEALER
  SERVICES                   SERVICES                          SERVICES
  American Funds             Call your employer or             American Funds
  Service Company            plan administrator                Distributors
  800/421-0180 ext. 1                                          800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION

       American                                   American Funds
       FundsLine(R)                               Internet Web site
       800/325-3590                               http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for
 verification, recordkeeping and quality assurance purposes.
 ------------------------------------------------------------
 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. In
 the event of any inconsistency or ambiguity as to the
 meaning of any word or phrase in a translation, the English text will prevail.
 ------------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the independent auditors' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary of
 Service Company                 the fund
 800/421-0180 ext. 1             One Market
                                 Steuart Tower, Suite 1800
                                 San Francisco, CA 94105
This prospectus has been printed on recycled paper.

                                           [LOGO OF RECYCLE APPEARS HERE]

24    Fundamental Investors / Prospectus

THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.

/s/ Julie F. Williams
Julie F. Williams
Secretary

                             [PHOTO APPEARS HERE]

                [LOGO OF THE AMERICAN FUNDS GROUP APPEARS HERE]

--------------------------------------------------------------------------------


                            Fundamental InvestorsSM

                                   Prospectus




                                 MARCH 1, 1998

FUNDAMENTAL INVESTORS, INC.
One Market
Steuart Tower, Suite 1800
San Francisco, CA 94105
===========================================================================
TABLE OF CONTENTS

Expenses                                                                  3
 ...........................................................................
Financial Highlights                                                      4
 ...........................................................................
Investment Policies and Risks                                             5
 ...........................................................................
Securities and Investment Techniques                                      5
 ...........................................................................
Multiple Portfolio Counselor System                                       8
 ...........................................................................
Investment Results                                                        9
 ...........................................................................
Dividends, Distributions and Taxes                                       10
 ...........................................................................
Fund Organization and Management                                         11
 ...........................................................................
Shareholder Services                                                     14

===========================================================================


The investment objective of the fund is to increase its shareholders' capital and income return over time. The fund strives to accomplish this objective by investing primarily in a diversified portfolio of common stocks, and securities convertible into common stocks.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


10-010-0398

EXPENSES
The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Operating expenses are paid by the fund.

SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge on purchases
(as a percentage of offering price)                                     5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)
--------------------------------------------------------------------------------
Management fees                                                         0.30%
 ................................................................................
12b-1 expenses                                                          0.23%/1/
 ................................................................................
Other expenses                                                          0.10%
 ................................................................................
Total fund operating expenses                                           0.63%

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------
One year                                                                    $ 64
 ................................................................................
Three years                                                                 $ 77
 ................................................................................
Five years                                                                  $ 91
 ................................................................................
Ten years                                                                   $132

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.



                                         Fundamental Investors / Prospectus    3

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information for the seven years ended December 31, 1997 has been audited by Deloitte & Touche llp, independent auditors, and for the three years ended December 31, 1990 by KPMG Peat Marwick llp, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA


                                                YEAR ENDED DECEMBER 31
                                                ......................
                           1997    1996    1995    1994    1993    1992    1991     1990    1989    1988
            ---------------------------------------------------------------------------------------------
Net asset value,
beginning of year        $24.54  $22.29  $17.50  $18.15  $17.52  $17.47  $14.32   $16.43  $14.60  $13.45
---------------------------------------------------------------------------------------------------------
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                      .41     .41     .41     .42     .44     .44     .41      .48     .58     .43
 .........................................................................................................
Net realized and
unrealized gain (loss)
on investments             6.00    4.00    5.46    (.18)   2.65    1.27    3.82    (1.52)   3.53    1.65
 .........................................................................................................
Total income (loss)
from investment
operations                 6.41    4.41    5.87     .24    3.09    1.71    4.23    (1.04)   4.11    2.08
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from
net investment
income                     (.42)   (.40)   (.40)   (.44)   (.43)   (.42)   (.40)    (.49)   (.62)   (.47)
 .........................................................................................................
Distributions from
net realized gains        (3.13)  (1.76)   (.68)   (.45)  (2.03)  (1.24)   (.68)    (.58)  (1.66)   (.46)
 .........................................................................................................
Total distributions       (3.55)  (2.16)  (1.08)   (.89)  (2.46)  (1.66)  (1.08)   (1.07)  (2.28)   (.93)
 .........................................................................................................
Net asset value,
end of year              $27.40  $24.54  $22.29  $17.50  $18.15  $17.52  $17.47   $14.32  $16.43  $14.60
---------------------------------------------------------------------------------------------------------
Total return/1/          26.67%  19.99%  34.21%   1.33%  18.16%  10.19%  30.34%  (6.24)%  28.56%  15.95%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)      $10,465  $7,165  $4,754  $2,611  $1,979  $1,440  $1,156   $  823  $  758  $  632
 .........................................................................................................
Ratio of expenses to
average net assets         .63%    .66%    .70%    .68%    .65%    .65%    .69%     .70%    .67%    .68%
 .........................................................................................................
Ratio of net income
to average net assets     1.54%   1.78%   2.08%   2.45%   2.43%   2.56%   2.50%    3.15%   3.40%   2.97%
 .........................................................................................................
Average
commissions paid per
share/2/                  4.51c   5.69c   5.95c   6.02c   6.14c   7.53c   7.50c    7.76c   7.80c   7.47c
 .........................................................................................................
Portfolio turnover
rate                     45.09%  39.07%  25.47%  23.02%  29.22%  23.98%  17.07%   11.92%  18.59%   8.09%
---------------------------------------------------------------------------------------------------------

/1/Excludes maximum sales charge of 5.75%.
/2/Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


4  Fundamental Investors / Prospectus

--------------------------------------------------------------------------------
INVESTMENT POLICIES AND RISKS

The fund's investment objective is to increase its shareholders' capital and income return over time.

The fund seeks to accomplish this objective by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The fund may also invest in straight debt securities that are generally rated in the top four quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management Company. Additionally, the fund may hold cash or cash equivalents (such as commercial paper, commercial bank obligations, and securities of the U.S. Government, its agencies and instrumentalities), U.S. Government securities, or nonconvertible preferred stocks. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

Investment limitations are considered at the time securities are purchased. These limits are based on the fund's net assets unless otherwise indicated. The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval.

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.
--------------------------------------------------------------------------------
SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. Certain securities purchased by the fund, particularly smaller capitalization stocks, may involve large price swings and potential for loss.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of

                                          Fundamental Investors / Prospectus  5

--------------------------------------------------------------------------------
debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 5% of its total assets in debt securities rated Ba and BB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality. These securities are commonly known as "high-yield, high-risk" or "junk" bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis as well as by monitoring broad economic trends and corporate and legislative developments.

OTHER SECURITIES

The fund may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or

6    Fundamental Investors / Prospectus
another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

INVESTING IN VARIOUS COUNTRIES

The fund may invest up to 15% of its assets in securities of issuers that are domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

RESTRICTED SECURITIES AND LIQUIDITY

The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                                          Fundamental Investors / Prospectus  7

--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices. Capital Research and Management Company utilizes a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

                                                                                              YEARS OF EXPERIENCE AS
                                                                                              INVESTMENT PROFESSIONAL
                                                                                                   (APPROXIMATE)
                                                                                          ...................................
                                                      YEARS OF EXPERIENCE
                                                    AS PORTFOLIO COUNSELOR                WITH CAPITAL
PORTFOLIO COUNSELORS                               (AND RESEARCH PROFESSIONAL,            RESEARCH AND
        FOR                                           IF APPLICABLE) FOR                  MANAGEMENT
    FUNDAMENTAL                                     FUNDAMENTAL INVESTORS                 COMPANY OR             TOTAL YEARS
     INVESTORS        PRIMARY TITLE(S)                   (APPROXIMATE)                    ITS AFFILIATES
-----------------------------------------------------------------------------------------------------------------------------
JAMES E.              President and Director     14 years (plus 5 years as                   21 years             26 years
DRASDO                of the fund.               a research professional
                      Senior Vice President      prior to becoming a
                      and Director,              portfolio counselor for
                      Capital Research           the fund)
                      and Management
                      Company
-----------------------------------------------------------------------------------------------------------------------------
GORDON                Senior Vice President      7 years (plus 13 years as                   27 years             27 years
CRAWFORD              of the fund. Senior        a research professional
                      Vice President             prior to becoming a
                      and Director,              portfolio counselor for
                      Capital Research           the fund)
                      and Management
                      Company
-----------------------------------------------------------------------------------------------------------------------------
DINA N.               Senior Vice President      5 years (plus 1 year as a                    6 years             31 years
PERRY                 of the fund. Senior        research professional
                      Vice President,            prior to becoming a
                      Capital Research           portfolio counselor for
                      and Management             the fund)
                      Company
-----------------------------------------------------------------------------------------------------------------------------

8 Fundamental Investors / Prospectus

--------------------------------------------------------------------------------
INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Results calculated without a sales charge will be higher.

 . TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

 . YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

 . DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                     (FOR PERIODS ENDED DECEMBER 31, 1997)


AVERAGE                                              LIPPER GROWTH
ANNUAL         THE FUND                                & INCOME
TOTAL           AT NET    THE FUND AT MAXIMUM  S&P       FUNDS
RETURNS:     ASSET VALUE1 SALES CHARGE/1/,/2/  5003    INDEX/4/
--------------------------------------------------------------------------------
One year        26.67%          19.38%        33.32%    26.96%
 ................................................................................
Five years      19.55%          18.14%        20.23%    18.06%
 ................................................................................
Ten years       17.23%          16.54%        18.01%    16.03%
 ................................................................................
Lifetime/5/     16.50%          16.14%        16.65%    15.55%

--------------------------------------------------------------------------------
Yield/1/,/2/: 1.49%
Distribution Rate/2/: 1.30%

/1/ Thesefund results were calculated according to a standard formula that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.
/3/ The Standard & Poor's 500 Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ The Lipper Growth & Income Funds Index is an equally weighted performance index, adjusted for capital gain distributions and income dividends, of the 30 largest qualifying funds. The qualifying funds combine a growth of earnings orientation and an income requirement for level and/or rising dividends. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/5/ For the period August 1, 1978 (when Capital Research and Management Company became investment adviser) through December 31, 1978.

                                         Fundamental Investors / Prospectus   9

--------------------------------------------------------------------------------
                        FUNDAMENTAL INVESTORS / PROSPECTUS
Here are the fund's annual total returns calculated without a sales charge.
This information is being supplied on a calendar year basis.
[begin bar chart]

                                             FUNDAMENTAL
                Measurement Period           INVESTORS
                -------------------          ----------
                FYE  1988                    15.95
                FYE  1989                    28.56
                FYE  1990                   - 6.24
                FYE  1991                    30.34
                FYE  1992                    10.19
                FYE  1993                    18.16
                FYE  1994                     1.33
                FYE  1995                    34.21
                FYE  1996                    19.99
                FYE  1997                    26.67

[end bar chart]
Past results are not an indication of future results.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund pays dividends, which may fluctuate, four times a year (usually in February, May, August and December). Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.
--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1932 and reorganized as a Maryland corporation in 1990. All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment

                                         Fundamental Investors / Prospectus  11
adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.39% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher sales loads in lieu of these fees.

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

12    Fundamental Investors / Prospectus

--------------------------------------------------------------------------------

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS

                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                             (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

                               [MAP APPEARS HERE]

    WESTERN SERVICE        WESTERN CENTRAL        EASTERN CENTRAL          EASTERN SERVICE
      CENTER               SERVICE CENTER         SERVICE CENTER           CENTER
    American Funds         American Funds         American Funds           American Funds
    Service Company        Service Company        Service Company          Service Company
    P.O. Box 2205          P.O. Box 659522        P.O. Box 6007            P.O. Box 2280
    Brea, California       San Antonio, Texas     Indianapolis, Indiana    Norfolk, Virginia
    92822-2205             78265-9522             46206-6007               23501-2280
    Fax: 714/671-7080      Fax: 210/530-4050      Fax: 317/735-6620        Fax: 757/670-4773


                                         Fundamental Investors / Prospectus  13

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES
ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below, subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

 . Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

 . Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.


14    Fundamental Investors / Prospectus

 . Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

 . Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group, generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R), by computer using American FundsLine OnLineSM (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

 . Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of 4:00 p.m. Eastern time (the normal close of trading) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account, and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account................................................... $250
  For a retirement plan account........................................... $250
  For a retirement plan account through payroll deduction................. $ 25
To add to an account...................................................... $ 50
  For a retirement plan account through payroll deduction................. $ 25

                                         Fundamental Investors / Prospectus  15

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                       SALES CHARGE AS A
                                         PERCENTAGE OF
                                      ...................
                                                             DEALER
                                                   NET    CONCESSION AS
                                      OFFERING   AMOUNT   % OF OFFERING
INVESTMENT                              PRICE   INVESTED      PRICE
--------------------------------------------------------------------------------
Less than $50,000                       5.75%     6.10%       5.00%
 ................................................................................
$50,000 but less than $100,000          4.50%     4.71%       3.75%
 ................................................................................
$100,000 but less than $250,000         3.50%     3.63%       2.75%
 ................................................................................
$250,000 but less than $500,000         2.50%     2.56%       2.00%
 ................................................................................
$500,000 but less than $1 million       2.00%     2.04%       1.60%
 ................................................................................
$1 million or more and certain other
investments described below           see below see below   see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE BY THESE ACCOUNTS WITHIN ONE YEAR OF PURCHASE. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. American Funds Distributors currently provides additional compensation to the top 100 dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

16     Fundamental Investors / Prospectus

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

 . Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

 . Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

 . Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group as well as your holdings in Endowments and Bond Portfolio for Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

 . Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous
  90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges that may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

                                         Fundamental Investors / Prospectus  17

SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLineSM (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLineSM, or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association, or credit union that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

18     Fundamental Investors / Prospectus

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINESM

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLineSM. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLineSM) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


                                        Fundamental Investors / Prospectus   19

NOTES





20     Fundamental Investors / Prospectus

NOTES



21  Fundamental Investors / Prospectus

NOTES



22    Fundamental Investors / Prospectus

NOTES




                                         Fundamental Investors / Prospectus  23

  FOR SHAREHOLDER            FOR RETIREMENT PLAN               FOR DEALER
  SERVICES                   SERVICES                          SERVICES
  American Funds             Call your employer or             American Funds
  Service Company            plan administrator                Distributors
  800/421-0180 ext. 1                                          800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION

       American                                   American Funds
       FundsLine(R)                               Internet Web site
       800/325-3590                               http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for
 verification, recordkeeping and quality assurance purposes.
 ------------------------------------------------------------
 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. In
 the event of any inconsistency or ambiguity as to the
 meaning of any word or phrase in a translation, the English text will prevail.
 ------------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the independent auditors' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary of
 Service Company                 the fund
 800/421-0180 ext. 1             One Market
                                 Steuart Tower, Suite 1800
                                 San Francisco, CA 94105
This prospectus has been printed on recycled paper.

                                           [LOGO OF RECYCLE APPEARS HERE]

24    Fundamental Investors / Prospectus

                         FUNDAMENTAL INVESTORS, INC.
                                   Part B
                      Statement of Additional Information
                                 MARCH 1, 1998

This document is not a prospectus but should be read in conjunction with the current prospectus of Fundamental Investors, Inc. (the "fund" or "FI") dated March 1, 1998. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                            Fundamental Investors, Inc.
                              Attention:  Secretary
                                   One Market
                            Steuart Tower, Suite 1800
                            San Francisco, CA  94105
                           Telephone:  (415) 421-9360

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

ITEM                                                              PAGE NO.



DESCRIPTION OF CERTAIN SECURITIES                                    1

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS         2

FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS                     3

FUND OFFICERS AND DIRECTORS                                          5

MANAGEMENT                                                          10

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                          12

PURCHASE OF SHARES                                                  15

REDEEMING SHARES                                                    22

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                         23

EXECUTION OF PORTFOLIO TRANSACTIONS                                 25

GENERAL INFORMATION                                                 25

INVESTMENT RESULTS                                                  27

DESCRIPTION OF BOND RATINGS                                         32

FINANCIAL STATEMENTS                                              ATTACHED


                       DESCRIPTION OF CERTAIN SECURITIES

THE DESCRIPTIONS BELOW ARE INTENDED TO SUPPLEMENT THE MATERIAL IN THE PROSPECTUS UNDER "INVESTMENT POLICIES AND RISKS."

U.S. GOVERNMENT SECURITIES - From time to time, the fund may invest in U.S. government securities. Securities guaranteed by the U.S. government include:
(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. In these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Certain securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, such securities generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, and Federal Intermediate Credit Banks.

CASH EQUIVALENTS - The fund invests in various high-quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months in the case of U.S. government securities). These include (1) commercial paper (notes issued by corporations or governmental bodies), (2) commercial bank obligations (for example, certificates of deposit and banker's acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and savings bank obligations (for example, certificates of deposit issued by savings banks or savings and loan associations), (4) securities of the U.S. government, its agencies or instrumentalities that at purchase mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes. that at purchase mature, or that may be redeemed, in one year or less.

CURRENCY TRANSACTIONS -- The fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund intends to enter into forward currency contracts solely to hedge into the U.S. dollar its exposure to other currencies. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller
to repurchase the security at a specified time and price.    The seller must
maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by Capital
Research and Management Company.   If the seller under the repurchase agreement
defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited. For purposes of Investment Restriction number five, under "Investment Restrictions" below, repurchase agreements maturing in excess of seven days are considered not readily marketable. The fund does not currently intend (at least for the next 12 months) to invest in repurchase agreements.

          CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and corporate developments.
During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The fund's investment adviser, Capital Research and Management Company (the "Investment Adviser"), attempts to reduce the fund's risks through diversification of the portfolio by credit analysis of each issuer as well as by monitoring broad economic trends and corporate developments, but there can be no assurance that it will be successful in doing so. The fund's investment policy with respect to investing in high-yield, high-risk securities is a "non-fundamental" policy and thus, may be changed by the board of directors at any time. It is contemplated that most of the fund's common stock investments will be made in securities that are listed on a stock exchange.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental policies and investment restrictions for the protection of the fund's shareholders that may not be changed without shareholder approval. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting or the vote of more than 50% of the outstanding voting securities, whichever is less.)

The fund may not:

 1.  borrow money or securities;

 2.  buy securities "on margin";

 3.  effect "short sales" of securities;
 4.  mortgage, pledge or hypothecate securities;

 5. lend money or securities (but the purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan);

 6. invest in the securities of any issuer which, including predecessors, has a record of less than three years continuous operation;

 7. invest in the securities of any issuer if any officer or director of the fund owns more than 1/2 of 1% of the securities of that issuer or if the fund's officers and directors together own more than 5% of the securities of that issuer;

 8. invest any of its assets in the securities of any managed investment trust or of any other managed investment company;

 9. invest more than 5% of its total assets at the market value at the time of investment in securities of any one issuer, or hold more than 10% of such securities of any one issuer, but these limitations do not apply to obligations of or guaranteed by the U.S.;

 10.  purchase or sell real estate;

 11.  purchase or sell commodities or commodity contracts;

 12.  act as underwriter of securities issued by other persons;

 13. make investments in other companies for the purpose of exercising control or management;

 14. concentrate its investments in any one industry or group of industries, but may invest up to 25% of its assets in any one industry.

Notwithstanding investment restriction number 8, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

For purposes of investment restriction number 14, the fund will not invest 25% or more (rather than more than 25%) of its total assets in the securities of issuers in the same industry.

Although not fundamental policies, the fund has further agreed that it will not invest more than 5% of the value of the fund's assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value); or invest in puts or calls, or in oil, gas or other mineral exploration programs; or invest more than 10% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities for which there is no active and substantial market). In addition, in connection with investment restriction number 10 above, the fund has undertaken to the State of Texas that it will not, as a matter of non-fundamental policy, purchase or sell limited partnerships in real estate (excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

No officer or director of the fund may sell portfolio securities to the fund or buy portfolio securities from it.

                          FUND OFFICERS AND DIRECTORS

                     Directors and Director Compensation
         (with their principal occupations during the past five years)#

NAME,                     POSITION       PRINCIPAL OCCUPATION(S)   AGGREGATE             TOTAL               TOTAL
ADDRESS                   WITH           DURING PAST 5 YEARS       COMPENSATION          COMPENSATION        NUMBER OF
AND AGE                   REGISTRANT     (POSITIONS WITHIN THE     (INCLUDING            (INCLUDING          FUND
                                         ORGANIZATIONS LISTED      VOLUNTARILY           VOLUNTARILY         BOARDS ON
                                         MAY HAVE CHANGED DURING   DEFERRED              DEFERRED            WHICH
                                         THIS PERIOD)              COMPENSATION /1/)     COMPENSATION/1/)    DIRECTOR
                                                                   FROM FUND DURING      FROM ALL FUNDS      SERVES/2/
                                                                   FISCAL YEAR ENDED     MANAGED BY
                                                                   12/31/97              CAPITAL
                                                                                         RESEARCH AND
                                                                                         MANAGEMENT
                                                                                         COMPANY/2/

Guilford C. Babcock       Director       Associate Professor of    $16,400/3/            $31,600             3
1575 Circle Drive                        Finance, School of
San Marino, CA 91108                     Business
Age:  66                                 Administration,
                                         University of Southern
                                         California

Charles H. Black          Director       Private investor and      $15,900               $122,300            4
525 Alma Real Drive                      consultant; former
Pacific Palisades, CA                    Executive Vice
90272                                    President and Director,
Age: 71                                  KaiserSteel Corporation

+James E. Drasdo          President,     Senior Vice President     none/5/               none/5/             1
333 South Hope Street     PEO and        and Director, Capital
Los Angeles, CA 90071     Director       Research and Management
Age: 53                                  Company

Robert A. Fox             Director       President and Chief       none/4/               $89,050             6
P. O. Box 457                            Executive Officer,
Livingston, CA 95334                     Foster Farms
Age: 60

Roberta L. Hazard         Director       Consultant, Rear          none/4/               $50,000             4
1419 Audmar Drive                        Admiral, United States
McLean, VA 22101                         Navy (Retired)
Age: 62

Leonade D. Jones          Director       Former Treasurer; The     none/4/               $82,000             6
1536 Los Montes Drive                    Washington Post Company
Burlingame, CA 94010
Age: 50

John G. McDonald          Director       The IBJ Professor of      none/4/               $162,400            7
Graduate School of                       Finance, Graduate
Business                                 School of Business,
Stanford University                      Stanford University
Stanford, CA  94305
Age: 60

Gail L. Neale             Director       President, The Lovejoy    $16,700/3/            $57,300             5
The Lovejoy Consulting                   Consulting Group, Inc.;
Group, Inc.                              former Executive Vice
154 Prospect Parkway                     President, Salzburg
Burlington, VT 05401                     Seminar
Age: 63

+James W. Ratzlaff        Director       Senior Partner, The       none/5/               none/5/             8
333 South Hope Street                    Capital Group Partners,
Los Angeles, CA 90071                    L.P.
Age: 61

Henry E. Riggs            Director       President, Keck           $16,600/3/            $90,350
Keck Graduate Institute                  Graduate Institute of                                               5
of Applied Life                          Applied Life Sciences;
Sciences                                 former President and
1263 Dartmouth                           Professor of
Claremont, CA 91711                      Engineering, Harvey
Age:  63                                 Mudd College

+James F. Rothenberg      Director       President and Director,   none/5/               none/5/             3
333 South Hope Street                    Capital Research and
Los Angeles, CA 90071                    Management Company
Age: 51

Patricia K. Woolf         Director       Private investor;         none/4/               $91,450             6
506 Quaker Road                          Lecturer, Department of
Princeton, NJ 08540                      Molecular Biology,
Age: 63                                  Princeton University


# Positions within the organizations listed may have changed during this period.

+ Directors who are considered "interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serves as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors is as follows: Guilford C. Babcock ($77,322), Gail L. Neale ($49,425), and Henry E. Riggs ($84,635. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ Robert A. Fox, Roberta L. Hazard, Leonade D. Jones, John G. McDonald, and Patricia K. Woolf were elected Directors by the shareholders on February 26, 1998.

/5/ James E. Drasdo, James W. Ratzlaff, and James F. Rothenberg are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                       Officers
             (with their principal occupations during the past five years)#

NAME AND ADDRESS           AGE     POSITION(S) HELD  PRINCIPAL OCCUPATION(S) DURING
                                   WITH REGISTRANT   PAST 5 YEARS

Gordon Crawford            51      Senior Vice      Capital Research and Management
333 South Hope Street              President        Company, Senior Vice President and
Los Angeles, CA 90071                               Director

Paul G. Haaga, Jr.         49      Senior Vice      Capital Research and Management
333 South Hope Street              President        Company, Executive Vice President and
Los Angeles, CA 90071                               Director

Dina N. Perry              52      Senior Vice      Capital Research and Management
3000 K Street, N.W.,               President        Company, Senior Vice President
Suite 230
Washington, D.C. 20007-5124

Michael T. Kerr            38      Vice President   Capital Research Company, Executive
333 South Hope Street                               Vice President and Research Director
Los Angeles, CA 90071

Julie F. Williams          49      Secretary        Capital Research and Management
333 South Hope Street                               Company, Vice President - Fund Business
Los Angeles, CA 90071                               Management Group

Patrick F. Quan            39      Assistant        Capital Research and Management
One Market, Steuart Tower,         Secretary        Company, Vice President - Fund Business
Suite 1800                                          Management Group
San Francisco, CA 94105

Mary C. Hall               40      Treasurer        Capital Research and Management
135 South State College Blvd.                       Company, Senior Vice President - Fund
Brea, CA 92821                                      Business Management Group

Robert P. Simmer           36      Assistant        Capital Research and Management
5300 Robin Hood Road               Treasurer        Company, Vice President - Fund Business
Norfolk, VA 23513                                   Management Group



# Positions within the organizations listed may have changed during this time.

No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The compensation paid by the fund to directors who are not affiliated with the Investment Adviser is $11,000 per annum, plus $800 for each Board of Directors meeting attended, plus $400 for each meeting attended as a
member of a committee of the Board of Directors.   No pension or retirement
benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser. As of February 1, 1998 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Advisory Agreement) between the fund and the Investment Adviser, dated as of December 1, 1991 and approved by shareholders on November 14, 1991, shall be in effect until the close of business on August 31, 1998, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in said
Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space, necessary small office equipment and utilities, and provides general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser as provided herein. Such expenses shall include, but shall not be limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The Advisory Agreement provides for an advisory fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1% of the average net assets of the fund. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

The management fee is based on an annual rate of 0.39% on the first $800 million of the fund's net assets, plus 0.336% on net assets over $800 million to $1.8 billion, plus 0.30% on net assets over $1.8 billion to $3 billion, plus 0.276% on net assets over $3 billion. During the fiscal years ended December 31, 1997, 1996, and 1995, the Investment Adviser received from the fund advisory fees of $26,675,000, $18,267,000, and $11,787,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the Principal Underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 (see "Principal Underwriter" in the prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (described below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended December 31, 1997, amounted to $8,356,000 after allowance of $41,667,000 to dealers. During the fiscal years ended December 31, 1996 and 1995, the Principal Underwriter retained $7,993,000 and $5,718,000 after allowance of $40,389,000 and
$29,762,000to dealers, respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the directors who are not "interested" persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may, due to present or past affiliations with the Investment Adviser and related companies, be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code (the "Code") including a "401(k) plan with 100 or more eligible employees). Since these fees are paid out of the fund's assets on an ongoing basis over time these fees will increase the cost of an investment and may cost the investor more than paying other types of sales loads. During the year ended December 31, 1997, the fund paid or accrued $20,321,000 under the Plan as compensation to dealers. As of December 31, 1997, distribution expenses accrued and unpaid distribution expenses were $1,447,000.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Code . Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

The fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would in effect be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or distribution record date. Those investors purchasing shares just prior to such a date will then receive a partial return of capital upon the dividend or distribution, which will nevertheless be taxable to them as an ordinary or capital gains dividend.

Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by the fund to the extent that the fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to quality for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders will be entitled to take a foreign tax credit or deduction for such foreign taxes. Corporate shareholders of the fund will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the fund to the extent the fund's income is derived from dividends received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares on which the dividends are paid for at least 46 days.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains not effectively connected with a U.S. trade or business are not subject to the withholding, but if the non-U.S. shareholder was an individual who was physically present in the U.S. during the tax year for more than 182 days and such shareholder is nonetheless treated as a nonresident alien, the distributions would be subject to a 30% tax.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than 18 months is 20%, and on assets held more than one year and not more than 18 months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability of up to $11,700 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by an individual will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an Individual Retirement Account ("IRA") each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

METHOD         INITIAL INVESTMENT                 ADDITIONAL INVESTMENTS

               See "Investment Minimums and       $50 minimum (except where a lower minimum is
               Fund Numbers" for initial          noted under "Investment Minimums and Fund
               investment minimums.               Numbers").

By contacting   Visit any investment dealer who   Mail directly to your investment dealer's address
your           is registered in the state where   printed on your account statement.
investment     the purchase is made and who
dealer         has a sales agreement with
               American Funds Distributors.

By mail        Make your check payable to the      Fill out the account additions form at the bottom of
               fund and mail to the address        a recent account statement, make your check
               indicated on the account            payable to the fund, write your account number on
               application.  Please indicate an    your check, and mail the check and form in the
               investment dealer on the account    envelope provided with your account statement.
               application.

By telephone   Please contact your investment      Complete the "Investments by Phone" section on
               dealer to open account, then        the account application or American FundsLink
               follow the procedures for           Authorization Form.  Once you establish the
               additional investments.             privilege, you, your financial advisor or any person
                                                   with your account information can call American
                                                   FundsLine(R) and make investments by telephone
                                                   (subject to conditions noted in "Shareholder
                                                   Account Services and Privileges - Telephone and
                                                   Computer Redemptions and Exchanges" below).

By computer    Please contact your investment      Complete the American FundsLink Authorization
               dealer to open account, then        Form.  Once you establish the privilege, you, your
               follow the procedures for           financial advisor or any person with your account
               additional investments.             information may access American FundsLine
                                                   OnLine(SM) on the Internet and make investments
                                                   by computer (subject to conditions noted in
                                                   "Shareholder Account Services and Privileges -
                                                   Telephone and Computer Purchases, Redemptions
                                                   and Exchanges" below).

By wire        Call 800/421-0180 to obtain your    Your bank should wire your additional investments
               account number(s), if necessary.    in the same manner as described under "Initial
               Please indicate an investment       Investment."
               dealer on the account.  Instruct
               your bank to
               wire funds to:
               Wells Fargo Bank
               155 Fifth Street
               Sixth Floor
               San Francisco, CA 94106
               (ABA #121000248)
               For credit to the account of:
               American Funds Service
               Company
               a/c #4600-076178
               (fund name)
               (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



--
INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                               $1,000                  02

American Balanced Fund(R)                      500                  11

American Mutual Fund(R)                        250                  03

Capital Income Builder(R)                    1,000                  12

Capital World Growth and Income Fund(SM)     1,000                  33

EuroPacific Growth Fund(R)                     250                  16

Fundamental Investors(SM)                      250                  10

The Growth Fund of America(R)                1,000                  05

The Income Fund of America(R)                1,000                  06

The Investment Company of America(R)           250                  04

The New Economy Fund(R)                      1,000                  14

New Perspective Fund(R)                        250                  07

SMALLCAP World Fund(R)                       1,000                  35

Washington Mutual Investors Fund(SM)           250                  01

BOND FUNDS

American High-Income Municipal Bond Fund(R)  1,000                   40

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of America(SM)        1,000                   23

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)

The Tax-Exempt Bond Fund of America(R)       1,000                   19

The Tax-Exempt Fund of California(R)*        1,000                   20

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of America(R)      2,500                   09

The Tax-Exempt Money Fund of America(SM)     2,500                   39

The U.S. Treasury Money Fund of America(SM)   2,500                  49

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for IRAs. Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than $100,000   4.71             4.50             3.75

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than $50,000    4.71             4.50             3.75

$50,000 but less than $100,000   4.17             4.00             3.25

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than $250,000   3.63             3.50             2.75

$250,000 but less than $500,000   2.56             2.50             2.00

$500,000 but less than $1,000,000   2.04             2.00             1.60

$1,000,000 or more               none             none             (see below)



Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent sales charge.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by the Investment Adviser, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers; (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans foundations and endowments with assets of $50 million or more;
(5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company (the "Transfer Agent"). All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at 4:00 p.m., New York time each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices.

Assets or liabilities and income ore expenses initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets.

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets.

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares directly or indirectly, or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or though an investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.

                                REDEEMING SHARES

By writing to American Funds   Send a letter of instruction specifying the name of the fund, the
Service Company the Transfer   number of shares or dollar amount to be sold, your name and account
Agent (at the appropriate   number.  You should also enclose any share certificates you wish to
address indicated under "Fund   redeem.  For redemptions over $50,000 and for certain redemptions of
Organization and Management -   $50,000 or less (see below), your signature must be guaranteed by a
Principal Underwriter and   bank, savings association, credit union, or member firm of a domestic
Transfer Agent" in the     stock exchange or the National Association of Securities Dealers, Inc.
prospectus)                that is an eligible guarantor institution.  You should verify with the institution that it is an eligible guarantor prior to signing.  Additional documentation may be required for redemption of shares held in corporate, partnership or fiduciary accounts.  Notarization by a Notary
                           Public is not an acceptable signature guarantee.

By contacting your investment   If you redeem shares through your investment dealer, you may be
dealer                     charged for this service.  SHARES HELD FOR YOU IN YOUR INVESTMENT
                           DEALER'S STREET NAME MUST BE REDEEMED THROUGH THE DEALER.

You may have a redemption          You may use this option, provided the account is registered in the
check sent to you by using         name of an individual(s), a UGMA/UTMA custodian, or a non-retirement
American FundsLine(R) or           plan trust.  These redemptions may not exceed $50,000 per
American FundsLine                 shareholder each day and the check must be made payable to the
OnLine(SM) or by telephoning,      shareholder(s) of record and be sent to the address of record provided
faxing, or telegraphing the        the address has been used with the account for at least 10 days.  See
Transfer Agent (subject to the     "Fund Organization and Management - Principal Underwriter and
conditions noted in this section   Transfer Agent" in the prospectus and "Exchange Privilege" below for
and in "Telephone and Computer     the appropriate telephone or fax number.
Purchases, Sales and
Exchanges" in the prospectus)

In the case of the money           Upon request (use the account application for the money market
market funds, you may have         funds) you may establish telephone redemption privileges (which will
redemptions wired to your bank     enable you to have a redemption sent to your bank account) and/or
by telephoning the Transfer        check writing privileges.  If you request check writing privileges, you
Agent ($1,000 or more) or by       will be provided with checks that you may use to draw against your
writing a check ($250 or more)     account.  These checks may be made payable to anyone you
                                   designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.



A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

REDEMPTION OF SHARES - The Transfer Agent may redeem the shares of any shareholder if the shares owned by such shareholder through redemptions, market decline or otherwise, have a value of less than the minimum initial investment amount required of new shareholders, (determined, for this purpose only as the greater of the shareholder's cost or current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gains distributions). Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of your account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund will have the right, if you fail to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to you. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) and American FundsLine OnLine(SM) (see "American FundsLine(R) and American FundsLine OnLine(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine OnLine(SM) are subject to the conditions noted above and in "Telephone and Computer Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(R)) and computer (including American FundsLine OnLine(SM)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them
at any time by writing the Transfer Agent).   If the Transfer Agent does not
employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agent) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the funds served by the Investment Adviser, or for trust or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions during the years ended December 31, 1997, 1996, and 1995, amounted to $7,913,000, $6,066,000 and
$3,599,000,  respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to subcustodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related
shareholder service functions.    American Funds Service Company was paid a fee
of $6,514,000 for the fiscal year ended December 31, 1997.

INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report, have been so included in reliance on the independent auditors' report given on the authority of said firm as experts in auditing and accounting. The selection of the fund's independent auditor is reviewed and determined annually by the Board of Directors.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
OFFERING PRICE PER SHARE--DECEMBER 31, 1997



Net asset value and redemption price per share       $27.40
 (Net assets divided by shares outstanding)

Maximum offering price per share                     $29.07
 (100/94.25 of net asset value per share which takes into
 account the fund's current maximum sales charge)



                               INVESTMENT RESULTS

The fund's yield was 1.49% for the 30-day (or one month) period ended December 31, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]
Where: a = dividends and interest earned during the period.
 b = expenses accrued for the period (net of reimbursements).
 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
 d = the maximum offering price per share on the last day of the period.

As of December 31, 1997, the fund's total return over the past twelve months and average annual total returns over the past five and ten-year periods were 19.38%, 18.14% and 16.54%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission:
P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months.
The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).

The investment results for the fund set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

                     THE FUND VS. VARIOUS UNMANAGED INDICES

  PERIOD            FI            DJIA/1/        S&P 500/2/     AVERAGE
1/1 - 12/31                                                     SAVINGS
                                                               ACCOUNT/3/



1988 - 1997     +362%          +452%          +424%           +55%

1987 - 1996     +278           +366           +314            +57

1986 - 1995     +285           +360           +299            +62

1985 - 1994     +273           +349           +282            +69

1984 - 1993     +290           +333           +301            +81

1983 - 1992     +316           +367           +346            +92

1982 - 1991     +406           +452           +404            +105

1981 - 1990     +284           +328           +267            +116

1980 - 1989     +396           +426           +402            +121

1979 - 1988     +345           +340           +352            +122

1978/#/ - 1987   +273           +265           +280            +117


_____________
# From 7/31/78, the date Capital Research and Management Company became the fund's Investment Adviser.
/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.
/2/ The Standard and Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.
/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

    If you are considering the fund for an Individual Retirement Account...

Here's how much you would have if you invested $2,000 a year in the fund over the past 5 and 10 years and the period under CRMC management:



5 Years                   10 Years              Lifetime

(1/1/93 - 12/31/97)       (1/1/88 - 12/31/97)   (7/31/78 - 12/31/97)



$17,596                   $52,695               $267,339


           See the difference time can make in an investment program

If you had invested                             ...and taken all
$10,000 in the fund                             distributions in shares,
this many years ago...                          your investment would
                                                have been worth this
                                                much at December 31, 1997

          |                                             |

Number of Years                Periods                Value**
                                1/1-12/31



1                                1997           $  11,938

2                          1996 - 1997              14,325

3                          1995   -  1997           19,223

4                          1994   - 1997            19,478

5                          1993   - 1997            13,027

6                          1992   - 1997            25,358

7                          1991   - 1997            33,068

8                          1990   - 1997            31,003

9                          1989   - 1997            39,854

10                         1988   - 1997            46,211

11                         1987   - 1997            47,942

12                         1986   - 1997            58,508

13                         1985   - 1997            76,178

14                         1984   - 1997            80,589

15                         1983   - 1997          101,646

16                         1982   - 1997          136,250

17                         1981   - 1997          134,644

18                         1980   - 1997          163,211

19                         1979   - 1997          188,359

Lifetime*                  1978   - 1997          182,855



* From July 31, 1978, the date Capital Research and Management Company became the fund's Investment Adviser.
** Results assume deduction of the maximum sales charge of 5.75% from the initial purchase payment.

           Illustration of a $10,000 investment in the fund
WITH DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES
(For the period under CRMC management:   July 31, 1978 - December 31, 1997)

                 COST OF SHARES                     VALUE OF SHARES**



Fiscal       Annual       Dividends    Total        From         From            From         Total
Year End     Dividends    (cumulative) Investment   Initial      Capital Gains   Dividends    Value
December 31                            Cost         Investment   Reinvested      Reinvested



1978*        $   217      $    217     $10,217      $  8,947     --           $   208      $  9,155

1979         421          638          10,638       9,892        --           664          10,556

1980         603          1,241        11,241       11,390       --           1,417        12,807

1981         665          1,906        11,906       10,688       --           1,966        12,654

1982         769          2,675        12,675       13,522       --           3,435        16,957

1983         755          3,430        13,430       16,424       --           4,965        21,389

1984         734          4,164        14,164       16,113       $    841     5,667        22,621

1985         795          4,959        14,959       19,379       2,351        7,718        29,448

1986         894          5,853        15,853       19,177       8,262        8,502        35,941

1987         1,034        6,887        16,887       18,151       10,221       8,923        37,295

1988         1,328        8,215        18,215       19,703       12,464       11,079       43,246

1989           1,877      10,092       20,092       22,173       19,099       14,325       55,597

1990           1,678      11,770       21,770       19,325       18,712       14,093       52,130

1991           1,477      13,247       23,247       23,576       25,593       18,778       67,947

1992          1,655       14,902       24,902       23,644       30,728       20,499       74,871

1993         1,857        16,759       26,759       24,494       40,880       23,092       88,466

1994         2,171        18,930       28,930       23,617       41,632       24,392       89,641

1995         2,082        21,012       31,012       30,081       56,840       33,385       120,306

1996         2,188        23,200       33,200       33,117       72,223       39,011       144,351

1997         2,511        25,711       35,711       36,977       99,784       46,094       182,855


The dollar amount of capital gain distributions during the period was $69,225.

* From July 31, 1978, the date Capital Research and Management Company became the fund's Investment Adviser.
** Results assume deduction of the maximum sales charge of 5.75% from the initial purchase payment.

                        EXPERIENCE OF INVESTMENT ADVISER

The Investment Adviser manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns than the Standard and Poor's 500 Stock Composite Index in 124 of the 133 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                          DESCRIPTION OF BOND RATINGS
                           CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C".

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

FUNDAMENTAL INVESTORS, INC.
INVESTMENT PORTFOLIO - December 31, 1997

                                                                             Percent
                                                                              Of Net     Percent
LARGEST EQUITY HOLDINGS                                                       Assets     Change*
As of 12/31/97
Time Warner                                                                     2.38%    + 63.2%
Texas Instruments                                                               1.94      + 41.2
Tele-Communications, TCI Group                                                   1.68     +113.9
Monsanto                                                                         1.62   + 10.7**
Pfizer                                                                           1.57     + 79.9
Royal Dutch Petroleum/"Shell" Transport and Trading                              1.54     + 27.0
General Re                                                                       1.47     + 34.4
AT&T                                                                             1.40     + 46.7
U S WEST Communications                                                          1.38     + 39.9
Schlumberger                                                                     1.37     + 61.2

*The percentage changes reflect the increase or decrease
 in market price, excluding dividends, for the year ended 12/31/97.
**This security was not held for the entire period.  The percentage change reflects the increase from 9/25/97 to 12/31/97.
                                                                             Percent
                                                                              Of Net
Largest Industry Holdings                                                     Assets

Energy Sources & Equipment                                                     13.24%
Broadcasting & Publishing                                                        6.30
Health & Personal Care                                                           5.60
Telecommunications                                                               5.24
Chemicals                                                                        4.50


                                                                           Shares or      Market    Percent
EQUITY SECURITIES                                                          Principal       Value     of Net
(Common and Preferred Stocks and                                              Amount       (000)     Assets
 Convertible Debentures)
----------------------------------------------------                      ----------  ---------- ----------
Energy Sources & Equipment- 13.24%
Royal Dutch Petroleum Co. (New York Registered Shares) (Netherlands)          2851600   $154,521
"Shell" Transport and Trading Co., PLC (New York Registered Shares)                                   1.54%
 (United Kingdom)                                                              150000        6563
Schlumberger Ltd. (Netherlands Antilles)                                      1786700      143829       1.37
Atlantic Richfield Co.                                                        1700000      136213       1.30
Suncor Energy Inc. (Canada)                                                   3890000      133247       1.27
Western Atlas Inc. /1/                                                        1600000      118400       1.13
Halliburton Co.                                                               1950000      101278        .97
Chevron Corp.                                                                 1200000       92400        .88
Texaco Inc.                                                                   1600000       87000        .83
Murphy Oil Corp.                                                              1535000       83178        .80
Elf Aquitaine (American Depositary Receipts) (France)                         1400000       82075        .78
Unocal Corp.                                                                   700000       27169
Unocal Capital Trust, convertible preferred                                    450000       25369        .50
Shell Canada Ltd., Class A (Canada)                                           2649900       47607        .46
Phillips Petroleum Co.                                                         900000       43762        .42
Enterprise Oil PLC (United Kingdom)                                           3000000       28750        .28
TOTAL, Class B (American Depositary Receipts)
 (France)                                                                      407013       22589        .22
Mobil Corp.                                                                    300000       21656        .21
Diamond Offshore Drilling, Inc.                                                240000       11550        .11
Cyprus Amax Minerals Co., convertible preferred,
 Series A                                                                      230000       10810        .10
Loews Corp. 3.125% convertible debentures 2007                            $7,500,000         7575        .07
British Petroleum Co. PLC (American Depositary
 Receipts) (United Kingdom)                                                      2904         231        .00
Broadcasting & Publishing- 6.30%
Time Warner Inc.                                                              4022000      249364       2.38
Tele-Communications, Inc., Series A, TCI Group /1/                            6300000      176006       1.68
News Corp. Ltd. (American Depositary Receipts) (Australia)                    2200000       49088
News Corp. Ltd., preferred shares (American Depositary Receipts)              1500000       29813        .76
Dow Jones & Co., Inc.                                                         1135000       60935        .58
E.W. Scripps Co., Class A                                                      700000       33906        .32
Comcast Corp., Class A, special stock                                          810784       25590        .25
Viacom Inc., Class B /1/                                                       500000       20719        .20
Tele-Communications, Inc., Series A, Liberty Media Group /1/                   376504       13648        .13
Health & Personal Care- 5.60%
Pfizer Inc                                                                    2200000      164038       1.57
Warner-Lambert Co.                                                            1054900      130808       1.25
AB Astra, Class A (American Depositary Receipts)
 (Sweden)                                                                     6000000      103125        .99
Pharmacia & Upjohn, Inc.                                                      1200000       43950        .42
Eli Lilly and Co.                                                              600000       41775        .40
Zeneca Group PLC (United Kingdom)                                             1160400       41348        .39
Johnson & Johnson                                                              410000       27009        .26
Dura Pharmaceuticals, Inc. 3.50% convertible debentures 2002             $12,128,000        13113        .12
Bristol-Myers Squibb Co.                                                       125000       11828        .11
Merck & Co., Inc.                                                               86900        9233        .09
Telecommunications- 5.24%
AT&T Corp.                                                                    2400000      147000       1.40
U S WEST Communications Group                                                 3200000      144400       1.38
Sprint Corp.                                                                  1166500       68386        .65
France Telecom (France)                                                       1376600       49994        .48
Bell Atlantic Corp.                                                            500000       45500        .43
Ameritech Corp.                                                                409600       32973        .32
MCI Communications Corp.                                                       550000       23547        .23
AirTouch Communications /1/                                                    500000       20781        .20
Tele-Communications Inc., Series A, TCI Ventures Group /1/                     550000       15572        .15
Chemicals- 4.50%
Monsanto Co.                                                                  4044500      169869       1.62
Dow Chemical Co.                                                              1000000      101500        .97
Air Products and Chemicals, Inc.                                               775000       63744        .61
Engelhard Corp.                                                               1900000       33013        .31
Imperial Chemical Industries PLC (American Depositary
 Receipts) (United Kingdom)                                                    500000       32469        .31
Witco Corp.                                                                    500000       20406        .20
Mallinckrodt Inc.                                                              443400       16849        .16
Hoechst AG (Germany)                                                           400000       14019        .13
BOC Group PLC (United Kingdom)                                                 600000       10072        .10
E.I. du Pont de Nemours and Co.                                                150000        9009        .09
Insurance- 4.35%
General Re Corp.                                                               725000      153700       1.47
Marsh & McLennan Companies, Inc.                                              1400000      104388       1.00
Lincoln National Corp.                                                         900000       70312        .67
Aetna Inc.                                                                     779900       55032
Aetna Inc., Class C, 6.25% convertible preferred                               200000       14300        .66
20th Century Industries                                                       1100000       28600        .27
American International Group, Inc.                                             163125       17740        .17
PMI Group, Inc.                                                                160000       11570        .11
Banking- 4.21%
Norwest Corp.                                                                 2000000       77250        .74
Marshall & Ilsley Corp.                                                       1026500       63771        .61
PNC Bank Corp.                                                                 971100       55413        .53
Mellon Bank Corp.                                                              800000       48500        .46
CoreStates Financial Corp                                                      589200       47173        .45
KeyCorp                                                                        600000       42488        .41
J.P. Morgan & Co. Inc.                                                         300000       33863        .32
First Chicago NBD Corp.                                                        400000       33400        .32
Toronto-Dominion Bank (Canada)                                                 500000       18805        .18
Banc One Corp.                                                                 190000       10319        .10
Chase Manhattan Corp.                                                           90000        9855        .09
Electronic Components- 3.85%
Texas Instruments Inc.                                                        4518256      203322       1.94
Intel Corp.                                                                   1500000      105375       1.01
Micron Technology, Inc. /1/                                                   2331700       60624        .58
AMP Inc.                                                                       800000       33600        .32
Business & Public Services- 3.60%
Federal Express Corp. /1/                                                     1300000       79381        .76
Shared Medical Systems Corp.                                                  1030000       67980        .65
Columbia/HCA Healthcare Corp.                                                 1880000       55695        .53
Avery Dennison Corp.                                                          1000000       44750        .43
Humana Inc. /1/                                                               1500000       31125        .30
Ecolab Inc.                                                                    300000       16631        .16
Ceridian Corp. /1/                                                             270000       12369        .12
USA Waste Services, Inc., 4.00% convertible debentures
 2002                                                                    $11,000,000        11935        .11
IKON Office Solutions, Inc.                                                    400000       11250        .11
Cendant Corp., 3.00% convertible debentures 2002 /2/
 (formerly CUC International Inc.)                                        $7,900,000         9845        .09
Deluxe Corp.                                                                   280000        9660        .09
First Data Corp.                                                               330000        9653        .09
First Health Group Corp. /1/                                                   180000        9202        .09
Loewen Group Inc. (Canada)                                                     270000        6969        .07
Leisure & Tourism- 3.04%
Walt Disney Co.                                                               1085153      107498       1.03
Hilton Hotels Corp.                                                           3200000       95200        .91
McDonald's Corp.                                                              1900000       90725        .86
Galileo International, Inc.                                                    872900       24114        .24
Machinery & Engineering- 2.78%
Caterpillar Inc.                                                              2000000       97125        .93
Deere & Co.                                                                   1400000       81637        .78
Parker Hannifin Corp.                                                         1650000       75694        .73
Cummins Engine Co., Inc. /2/                                                   500000       29531        .28
New Holland NV (Netherlands)                                                   250000        6609        .06
Merchandising- 2.57%
May Department Stores Co.                                                     1200000       63225        .60
Mercantile Stores Co., Inc.                                                    800000       48700        .47
Limited Inc.                                                                  1800000       45900        .44
Woolworth Corp. /1/                                                           1839600       37482        .36
Intimate Brands, Inc., Class A                                                 900000       21656        .21
American Stores Co.                                                            800000       16450        .16
J.C. Penney Co., Inc.                                                          200000       12063        .11
Albertson's, Inc.                                                              250000       11844        .11
Lowe's Companies, Inc.                                                         240000       11445        .11
Utilities: Electric & Gas- 2.45%
Long Island Lighting Co.                                                      1800000       54225        .52
Western Resources, Inc.                                                       1022600       43972        .42
Baltimore Gas & Electric Co.                                                  1200000       40875        .39
DTE Energy Co.                                                                1050000       36422        .35
Duke Energy Corp.                                                              325000       17997        .17
Eastern Utilities Associates                                                   640000       16800        .16
Southern Co.                                                                   500000       12938        .12
Edison International                                                           450000       12234        .12
Florida Progress Corp.                                                         300000       11775        .11
Texas Utilities Co.                                                            120800        5021        .05
Entergy Corp.                                                                  150000        4491        .04
Forest Products & Paper- 2.28%
Union Camp Corp.                                                              1100000       59056        .57
Weyerhaeuser Co.                                                               900000       44156        .42
International Paper Co.                                                        900000       38812        .37
Georgia-Pacific Corp.                                                          400000       24300
Georgia-Pacific Corp. - Timber Group /1/                                       400000        9075        .32
Fort James Corp. (formerly James River Corp. of Virginia)                      600000       22950        .22
Bowater Inc.                                                                   350000       15553        .15
Rayonier Inc.                                                                  365000       15535        .15
Deltic Timber Corp.                                                            320000        8760        .08
Financial Services- 2.26%
Freddie Mac (formerly Federal Home Loan Mortgage Corp.)                       1650000       69197        .66
Capital One Financial Corp.                                                   1200000       65025        .62
Fannie Mae (formerly Federal National Mortgage Assn.)                          600000       34238        .33
Shohkoh Fund & Co., Ltd. (Japan)                                                95000       28969        .28
Nichiei Co., Ltd. (Japan)                                                      250000       26624        .25
Household International, Inc.                                                  100000       12756        .12
Data Processing & Reproduction- 2.17%
Digital Equipment Corp. /1/                                                   2000000       74000        .71
Oracle Corp. /1/                                                              1750000       39047        .37
Data General Corp. /1/                                                        2000000       34875        .33
Computer Associates International, Inc.                                        540000       28552        .27
International Business Machines Corp.                                          200000       20913        .20
Silicon Graphics, Inc. /1/                                                    1385500       17232        .17
Lexmark International Group, Inc., Class A /1/                                 340000       12920        .12
Appliances & Household Durables- 2.11%
Newell Co.                                                                    1806700       76785
Newell Co. 5.25% preferred /1/ /2/                                             254000       13240        .87
Sony Corp. (Japan)                                                            1000000       88875        .85
Philips Electronics NV (New York Registered Shares)
 (Netherlands)                                                                 700000       42350        .39
Food & Household Products- 1.88%
Unilever NV (New York Registered Shares) (Netherlands)                        1300000       81169        .78
Archer Daniels Midland Co.                                                    2310000       50098        .48
Kellogg Co.                                                                    441400       21904        .21
McCormick & Co.                                                                650000       18200        .17
Bestfoods (formerly CPC International Inc.)                                    156100       16820        .15
General Mills, Inc.                                                            125000        8953        .09
Transportation: Airlines- 1.88%
Delta Air Lines, Inc.                                                         1110000      132090       1.26
AMR Corp. /1/                                                                  500000       64250        .62
Aerospace & Military Technology- 1.78%
Raytheon Co., Class B                                                          662500       33456
Raytheon Co. Class A                                                           670232       33051        .64
Boeing Co.                                                                    1141340       55854        .53
General Motors Corp., Class H                                                 1050000       38784        .37
Sundstrand Corp.                                                               500000       25188        .24
Multi-Industry- 1.57%
Textron Inc.                                                                  1127000       70438        .67
AlliedSignal Inc.                                                             1800000       70088        .67
Tenneco Inc.                                                                   346900       13703        .13
Whitman Corp.                                                                  400000       10425        .10
Industrial Components- 1.55%
Dana Corp.                                                                    1100000       52250        .50
Rockwell International Corp.                                                   900000       47025        .45
Goodyear Tire & Rubber Co.                                                     700000       44538        .43
Genuine Parts Co.                                                              525000       17817        .17
Automobiles- 1.12%
General Motors Corp.                                                          1250000       75781        .72
Honda Motor Co., Ltd. (American Depositary Receipts) (Japan)                   350000       25856
Honda Motor Co., Ltd.                                                           39000        1431        .26
Ford Motor Co.                                                                 295000       14363        .14
Electrical & Electronics- 1.07%
Siemens AG (Germany)                                                          1100000       65174        .62
Lucent Technologies Inc.                                                       400000       31950        .31
Nokia Corp., Class A (American Depositary Receipts)
 (Finland)                                                                     210000       14700        .14
Beverages & Tobacco- 0.93%
Seagram Co. Ltd. (Canada)                                                     2400000       77550        .74
PepsiCo, Inc.                                                                  550000       20041        .19
Metals: Nonferrous- 0.90%
Aluminum Co. of America                                                        800000       56300        .54
Phelps Dodge Corp.                                                             600000       37350        .36
Metals: Steel- 0.71%
Allegheny Teledyne Inc.                                                       2850000       73744        .71
Transportation: Rail & Road- 0.67%
Union Pacific Corp.                                                           1129419       70518        .67
Recreation & Other Consumer Products- 0.67%
Eastman Kodak Co.                                                              900000       54731        .52
Nintendo Co., Ltd. (Japan)                                                     160000       15691        .15
Textiles & Apparel - 0.59%
NIKE, Inc. Class B                                                            1200000       47100        .45
Nine West Group Inc. /1/                                                       300000        7781        .07
Fruit of the Loom, Inc. /1/                                                    280000        7175        .07
Miscellaneous Materials & Commodities- 0.54%
Potash Corp. of Saskatchewan Inc. (Canada)                                     675000       56025        .54
Electronic Instruments- 0.47%
Tektronix, Inc.                                                               1237500       49113        .47
Miscellaneous
Other equity securities in initial period
 of acquisition                                                                            328631       3.14
                                                                                     ----------- -----------
TOTAL EQUITY SECURITIES (cost: $6,944,964,000)                                            9420565      90.02
                                                                                     ----------- -----------



                                                                          PRINCIPAL
                                                                              AMOUNT
Bonds & Notes                                                                  (OOO)
--------------------------------------------------------                  ----------  ---------- -----------
Industrials - 0.94%
Adelphia Communications Corp.
   10.50% 2004                                                               $25,000        27000
   9.875% 2007 /2/                                                              10000       10525        .46
   9.25% 2002 /2/                                                               10000       10200
Fox Kids Worldwide, Inc. 9.25% 2007 /2/                                         17500       16975        .16
Cablevision Systems Corp. 9.875% 2013                                           14000       15435        .15
Fox/Liberty Networks, LLC 8.875% 2007 /2/                                       10000        9975        .10
Time Warner Inc. 10.15% 2012                                                     6000        7674        .07
Transportation- 0.14%
Delta Air Lines, Inc., Series 1993-A2, 10.50% 2016 /3/                          11500       14983        .14
U.S. Treasury Obligations- 1.51%
   6.375% 2027                                                                 150000      158203       1.51
                                                                                      ---------- ----------


                                                                                                         .00
                                                                                      ---------- ----------
                                                                                                0        .00
                                                                                      ---------- ----------
TOTAL BONDS & NOTES (cost: $260,320,000)                                                   270970       2.59
                                                                                      ---------- ----------
Short-Term Securities
----------------------------------------------------
CORPORATE SHORT-TERM NOTES-4.50%
General Electric Capital Corp. 5.55%-6.75% due 1/2-1/28/98                      81400       81284        .78
International Lease Finance Corp. 5.55%-5.73% due 1/9-1/13/98                   64900       64784        .62
E.I. du Pont de Nemours and Co. 5.52%-5.73% due 1/23-2/3/98                     56170       55911        .53
A. I. Credit Corp. 5.61%-6.05% due 1/6-1/23/98                                  54000       53840        .52
Lucent Technologies Inc. 5.50%-6.03% due 1/5-1/20/98                            50700       50581        .48
H.J. Heinz Co. 5.60%-5.65% due 1/5/98                                           44000       43965        .42
Walt Disney Co. 5.70% due 1/2-1/15/98                                           43000       42934        .41
Avco Financial Services, Inc. 5.54%-5.71% due 1/29-3/19/98                      43200       42906        .41
IBM Credit Corp. 5.68%-5.77% due 1/12-1/16/98                                   34700       34616        .33

FEDERAL AGENCY DISCOUNT NOTES-2.16%
Fannie Mae 5.42%-5.62% due 1/15-3/30/98                                         90900       90109        .86
Federal Home Loan Banks 5.40%-5.66% due 1/7-2/25/98                             87632       87051        .83
Freddie Mac 5.50%-5.65% due 1/21-3/13/98                                        48993       48635        .47
                                                                                      ---------- ----------
TOTAL SHORT-TERM SECURITIES (cost: $696,642,000)                                           696616       6.66
                                                                                      ---------- ----------
TOTAL INVESTMENT SECURITIES (cost: $7,901,926,000)                                       10388151      99.27
Excess of cash and receivables over payables                                                76409        .73
                                                                                      ---------- ----------
NET ASSETS                                                                           $10,464,560    100.00%
                                                                                      ==========   ========
/1/ Non-income-producing securities.
/2/ Purchased in a private placement transaction;
 resale to the public may require registration or sale
 only to qualified institutional buyers.
/3/ Pass-through security backed by a pool of mortgages
 or other loans on which principal payments are
 periodically made. Therefore, the effective maturity
 is shorter than the stated maturity.

See Notes to Financial Statements


EQUITY SECURITIES APPEARING IN
THE PORTFOLIO SINCE JUNE 30, 1997

American Stores
Baltimore Gas & Electric
Bristol-Myers Squibb
Ceridian Corp.
Data General
Digital Equipment
Dow Chemical
Dow Jones
Dura Pharmaceuticals
First Health
Ford Motor
France Telecom
Galileo International
Georgia-Pacific-Timber Group
Hilton Hotels
IKON Office Solutions
Lexmark International
Lincoln National
Loews
Loewen
Marsh & McLennan
Marshall & Ilsley
Mellon Bank
Micron Technology
Monsanto
Nichiei
NIKE
Phelps Dodge
Southern Co.
Sprint
Tele-Communications, TCI Ventures
20th Century Industries
Unocal
Western Resources
Zeneca Group

EQUITY SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE JUNE 30, 1997

American Home Products
Armco
Ascend Communications
Baker Hughes
Browning-Ferris
Case
Chiron
Citicorp
CNA Financial
Colgate-Palmolive
Electronic Data Systems
Fleet Financial Group
Gillette
Houston Industries
Imation
Inco
ITT
Kyocera
Northeast Utilities
NYNEX
Old Kent Financial
Pioneer Hi-Bred International
Rubbermaid
Sun Co.
Tandem Computers
Tribune
Union Pacific Resources
Waste Management

Fundamental Investors, Inc.
Financial Statements
Statement of Assets and Liabilities     (dollars in   thousands)
at December 31, 1997

-------------------------------------- ------------ ------------
Assets:
Investment securities at market
 (cost: $7,901,926)                                  $10,388,151
Cash                                                       3,689
Receivables for-
 Sales of investments                      $ 68,121
 Sales of fund's shares                      18,688
 Dividends and accrued interest              18,451      105,260
                                       ------------ ------------
                                                      10,497,100
Liabilities:
Payables for-
 Purchases of investments                    12,110
 Repurchases of fund's shares                15,979
 Management services                          2,551
 Accrued expenses                             1,900       32,540
                                       ------------ ------------
Net Assets at December 31, 1997-
 Equivalent to $27.40 per share on
 381,910,231 shares of $1 par value
 capital stock outstanding (authorized
 capital stock-500,000,000 shares)                   $10,464,560
                                                    ============
Statement of Operations
for the year ended December 31, 1997    (dollars in   thousands)
                                       ------------ ------------
Investment Income:
Income:
 Dividends                                $ 151,477
 Interest                                    43,407    $ 194,884
                                       ------------
Expenses:
 Management services fee                     26,675
 Distribution expenses                       20,321
 Transfer agent fee                           6,514
 Reports to shareholders                        302
 Registration statement and prospectus          918
 Postage, stationery and supplies             1,433
 Directors' fees                                123
 Auditing and legal fees                         49
 Custodian fee                                  359
 Taxes other than federal income tax              1
 Other expenses                                 110       56,805
                                       ------------ ------------
Net investment income                                    138,079
                                                    ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                        994,082
Net increase in unrealized
 appreciation on investments:
 Beginning of year                        1,580,787
 End of year                              2,486,223
  Net unrealized appreciation          ------------
   on investments                                        905,436
 Net realized gain and unrealized                   ------------
  appreciation on investments                          1,899,518
Net Increase in Net Assets Resulting                ------------
 from Operations                                      $2,037,597
                                                    ============

Statement of Changes in Net Assets      (dollars in   thousands)
--------------------------------------------------- -------------

                                         Year Ended  December 31
                                               1997         1996
Operations:                           ------------- -------------
Net investment income                   $   138,079 $    105,755
Net realized gain on investments            994,082      528,775
Net unrealized appreciation
 on investments                             905,436      476,321
                                      ------------- -------------
 Net increase in net assets
  resulting from operations               2,037,597    1,110,851
                                      ------------- -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income       (135,717)    (100,250)
Distributions from net realized
 gain on investments                     (1,056,767)    (470,174)
                                      ------------- -------------
 Total dividends and distributions       (1,192,484)    (570,424)
                                      ------------- -------------
Capital Share Transactions:
Proceeds from shares sold:
 85,048,442 and 90,269,651
 shares, respectively                     2,340,020    2,123,860
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 41,671,055 and 21,801,000 shares,
 respectively                             1,123,929      534,260
Cost of shares repurchased:
 36,786,737 and 33,388,411
 shares, respectively                    (1,009,875)    (787,668)
 Net increase in net assets resulting ------------- -------------
  from capital share transactions         2,454,074    1,870,452
                                      ------------- -------------
Total Increase in Net Assets              3,299,187    2,410,879

Net Assets:
Beginning of year                         7,165,373    4,754,494

End of year (including undistributed  ------------- -------------
 net investment income:  $17,230 and
 $15,128, respectively)                 $10,464,560   $7,165,373
                                      ============= ============



See Notes to Financial Statements

1. Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market.Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of December 31, 1997 net unrealized appreciation on investments for book and federal income tax purposes aggregated $2,486,225,000, of which $2,637,278,000 related to appreciated securities and $151,053,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended December 31, 1997. Net losses related to non-U.S. currency transactions of $91,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $7,901,926,000 at December 31, 1997.

3. The fee of $26,675,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $800 million of average net assets; 0.336% of such assets in excess of $800 million but not exceeding $1.8 billion; 0.30% of such assets in excess of $1.8 billion but not exceeding $3.0 billion; and 0.276% of such assets in excess of $3.0 billion.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1997, distribution expenses under the Plan were $20,321,000. As of December 31, 1997, accrued and unpaid distribution expenses were $1,447,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $6,514,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $8,356,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1997, aggregate amounts deferred and earnings thereon were $397,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of December 31, 1997, accumulated undistributed net realized gain on investments was $42,943,000 and additional paid-in capital was $7,536,254,000. The fund reclassified $260,000 of realized currency loss from undistributed net realized gains to undistributed net investment income.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $4,771,902,000 and $3,761,954,000, respectively, during the year ended December 31, 1997.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $359,000 includes $82,000 that was paid by these credits rather than in cash.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 1997, such non-U.S. taxes were $3,564,000. Net realized currency losses on dividends, interest, and withholding taxes reclaimable were $91,000 for the year ended December 31, 1997.

PER-SHARE DATA AND RATIOS


                                                                        Year      ended  December        31
                                                    ---------      ---------  ---------  -------- --------
                                                          1997           1996       1995      1994     1993
                                                    ---------      ---------   ------------------ --------
Net Asset Value, Beginning
  of Year                                              $24.54         $22.29     $17.50    $18.15   $17.52
                                                    ---------      ---------  --------- --------- --------

Income from Investment
  Operations:
  Net investment income                                   .41            .41        .41       .42      .44
  Net realized and unrealized
    gain (loss) on investments                           6.00           4.00       5.46      (.18)     2.65
    Total income from                               ---------      ---------  --------- --------- --------
      investment operations                              6.41           4.41       5.87       .24      3.09
                                                    ---------      ---------  --------- --------- --------
Less Distributions:
  Dividends from net investment
    income                                               (.42)          (.40)      (.40)     (.44)    (.43)
  Distributions from net realized
    gains                                               (3.13)         (1.76)      (.68)     (.45)   (2.03)
                                                    ---------      ---------  --------- --------- --------
      Total distributions                               (3.55)         (2.16)     (1.08)     (.89)   (2.46)
                                                    ---------      ---------  --------- --------- --------
Net Asset Value, End of Year                           $27.40         $24.54     $22.29    $17.50   $18.15
                                                    =========      =========  ========= ========= ========
Total Return /1/                                       26.67%         19.99%      34.21%      1.33   18.16%

Ratios/Supplemental Data:
  Net assets, end of year
    (in millions)                                     $10,465         $7,165     $4,754    $2,611   $1,979
  Ratio of expenses to average
    net assets                                            .63%           .66%       .70%      .68%     .65%
  Ratio of net income to
    average net assets                                   1.54%          1.78%      2.08%     2.45%    2.43%
  Average commissions paid
    per share /2/                                        4.51           5.69     5.95 c    6.02 c   6.14 c
  Portfolio turnover rate                               45.09%         39.07%     25.47%    23.02%   29.22%



/1/ Excludes maximum sales charge of 5.75%

/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S.
commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

Independent Auditors' Report
To the Board of Directors and Shareholders of Fundamental Investors, Inc.:

We have audited the accompanying statement of assets and liabilities of Fundamental Investors("the fund"), including the investment portfolio, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Fundamental Investors at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
January 28, 1998

1997 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                                                                   DIVIDENDS AND DISTRIBUTIONS PER SHARE


                                                           FROM             FROM NET         FROM NET

                                                           NET              REALIZED         REALIZED

TO SHAREHOLDERS OF RECORD        PAYMENT                   INVESTMENT       SHORT-TERM       LONG-TERM

                                 DATE                      INCOME           GAINS            GAINS

February 21, 1997                February 24, 1997         $0.10            $0.150           $0.200

May 23, 1997                     May 27, 1997              0.10             -----            ----

August 15, 1997                  August 18, 1997           0.10             -----            ----

November 28, 1997                December 1, 1997          0.12             0.365            2.415*


* Includes $1.162 long-term capital gain taxed at a maximum rate of 28%. Corporate shareholders may exclude up tp 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 31% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRA's, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.


SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV, WHICH WAS MAILED IN JANUARY, TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS.

                                     PART C
                         FUNDAMENTAL INVESTORS, INC.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS:

Included in Prospectus - Part A
 Financial Highlights

Included in statement of additional information - Part B
 Statement of Assets and Liabilities            Per Share Data and Ratios
 Statement of Operations                          Notes to Financial Statements
 Statement of Changes in Net Assets             Independent Auditors' Report

(B) EXHIBITS

 1. Previously filed (see Post-Effective Amendment No. 81 filed 2/28/97).
 2. Previously filed (see Post-Effective Amendment No. 81 filed 2/28/97).
 3. None
 4. Previously filed (see Post-Effective Amendment No. 81 filed 2/28/97).
 5. Previously filed (see Post-Effective Amendment No. 81 filed 2/28/97).
 6. Previously filed (see Post-Effective Amendment No. 81 filed 2/28/97).
 7. None
 8. Previously filed (see Post-Effective Amendment No. 81 filed 2/28/97).
 9. Previously filed (see Post-Effective Amendment No. 81 filed 2/28/97).
10. Not applicable to this filing
11. Consent of Independent Accountants
12. None
13. None
14. Previously filed (see Post-Effective Amendment No. 81 filed 2/28/97).
15. Previously filed (see Post-Effective Amendment No. 81 filed 2/28/97).
16. On file (see SEC file nos. 811-32 and 2-10760)
17. EX-27 Financial data schedule

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

 None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

As of December 31, 1997



Title of Class              Number of Record-Holders



Common Stock                            489,813

($1.00 Par Value)


ITEM 27. INDEMNIFICATION.

 The registrant is a joint-insured under Investment Adviser/Mutual fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

 The fund's Articles of Incorporation state:

 The Corporation shall indemnify (1) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of this Charter of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the Investment Company Act of 1940.

 To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal.

 Section 2-418 (b) of The Annotated Code of Maryland states:

 Permitted indemnification of director:

ITEM 27. INDEMNIFICATION (CONT)

 1. A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

  (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

   1.  Was committed in bad faith; or
   2.  Was the result of active and deliberate dishonesty; or

  (ii) The director actually received an improper personal benefit in money, property, or services; or

  (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

 2. (i)   Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

  (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

 None.

ITEM 29. PRINCIPAL UNDERWRITERS.

 (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

ITEM 29. PRINCIPAL UNDERWRITERS. (cont.)

(B)    (1)                            (2)                                     (3)

      NAME AND PRINCIPAL             POSITIONS AND OFFICES       POSITIONS AND OFFICES
        BUSINESS ADDRESS                WITH UNDERWRITER            WITH REGISTRANT



      David L. Abzug                 Regional Vice President     None

      27304 Park Vista Road
      Van Nuys, CA 91301

      John A. Agar                   Regional Vice President     None
      1501 N. University Drive, Suite 227A
      Little Rock, AR 72207



      Robert B. Aprison              Regional Vice President     None
      2983 Bryn Wood Drive
      Madison, WI  53711



S     Richard Armstrong              Assistant Vice President    None



L     William W. Bagnard             Vice President              None



      Steven L. Barnes               Vice President              None
      8000 Town Line Avenue South
      Suite 204
      Minneapolis, MN 55438



B     Carl R. Bauer                  Assistant Vice President    None



      Michelle A. Bergeron            Vice President             None
      4160 Gateswalk Drive
      Smyrna, GA  30080



      Joseph T. Blair                Senior Vice President       None
      27 Drumlin Road
      West Simsbury, CT  06092



      John A. Blanchard              Regional Vice President     None
      6421 Aberdeen Road
      Mission Hills, KS 66208



      Ian B. Bodell                  Senior Vice President       None

      P.O. Box 1665
      Brentwood, TN  37024-1665



      Michael L. Brethower           Vice President              None

      2320 North Austin Avenue
      Georgetown, TX  78626





      C. Alan Brown                  Regional Vice President     None

      4129 Laclede Avenue
      St. Louis, MO  63108



L     Daniel C. Brown                Director, Sr. Vice President   None



H     J. Peter Burns                 Vice President              None



      Brian C. Casey                 Regional Vice President     None
      9508 Cable Drive
      Kensington, MO  20895



      Victor C. Cassato              Senior Vice President        None
      609 W. Littleton Blvd., Suite 310
      Littleton, CO  80120



      Christopher J. Cassin          Senior Vice President       None
      111 W. Chicago Avenue, Suite G3
      Hinsdale, IL 60521



      Denise M. Cassin                Vice President             None
      1301 Stoney Creek Drive
      San Ramon CA 94538



L     Larry P. Clemmensen            Director                    None



L     Kevin G. Clifford              Director, President          None



      Ruth M. Collier                Vice President              None
      145 West 67th St. Ste. 12K
      New York, NY  10023



S     David Coolbaugh                Assistant Vice President    None



      Thomas E. Cournoyer            Vice President              None
      2333 Granada Boulevard
      Coral Gables, FL  33134



      Douglas A. Critchell           Senior Vice President       None
      4116 Woodbine St.
      Chevy Chase, MD 20815



L     Carl D. Cutting                Vice President              None



      Dan J. Delianedis              Regional Vice President     None
      8689 Braxton Drive
      Eden Prairie, MN 55347



      Michael A. Dilella             Vice President              None
      P.O. Box 661
      Ramsey, NJ  07446



      G. Michael Dill                Sr. Vice President           None
      505 E. Main Street
      Jenks, OK  74037



      Kirk D. Dodge                  Senior Vice President       None

      633 Menlo Avenue, Suite 210

      Menlo Park, CA 94025



      Peter J. Doran                 Sr. Vice President          None
      1205 Franklin Avenue
      Garden City, NY  11530



L     Michael J. Downer              Secretary                   None



      Robert W. Durbin               Vice President              None
      74 Sunny Lane
      Tiffin, OH  44883



I     Lloyd G. Edwards               Senior Vice President       None



L     Paul H. Fieberg                Sr. Vice President          None



      John Fodor                      Vice President             None
      15 Latisquama Road
      Southborough, MA 01772



L     Mark P. Freeman, Jr.           Director                     None



      Clyde E. Gardner               Vice President              None
      Route 2, Box 3162
      Osage Beach, MO  65065



B     Evelyn K. Glassford            Vice President              None



      Jeffrey J. Greiner              Vice President             None

      12210 Taylor Road
      Plain City, OH 43064



L     Paul G. Haaga, Jr.             Director                    Senior Vice President



B     Mariellen Hamann               Assistant Vice President    None



      David E. Harper                Vice President              None
      R.D. 1, Box 210, Rte 519
      Frenchtown, NJ  08825



      Ronald R. Hulsey               Regional Vice President     None
      6744 Avalon
      Dallas, TX  75214



      Robert S. Irish                Regional Vice President     None
      1225 Vista Del Mar Drive
      Delray Beach, FL 33843



L     Robert L. Johansen             Vice President, Controller   None

      Michael J. Johnston            Director                    None
      630 Fifth Ave., 36th Floor
      New York, NY 10111-0121



B     Damien M. Jordan               Vice President              None



      V. John Kriss                  Sr. Vice President          None
      P.O. Box 274
      Surfside, CA 90743



      Arthur J. Levine               Vice President              None
      12558 Highlands Place
      Fishers, IN  46038



B     Karl A. Lewis                  Assistant Vice President    None



      T. Blake Liberty               Regional Vice President     None

      5506 East Mineral Lane
      Littleton, CO 80122



L     Susan G. Lindgren              Vice President - Institutional   None
                                     Investment Services Division



S     Stella Lopez                   Vice President              None



LW    Robert W. Lovelace             Director                    None



      Stephen A. Malbasa              Vice President             None
      13405 Lake Shore Blvd.
      Cleveland, OH  44110



      Steven M. Markel               Senior Vice President       None
      5241 South Race Street
      Littleton, CO  90121



L     John C. Massar                 Senior Vice President       None



L     E. Lee McClennahan             Senior Vice President       None



L     Jamie R. McCrary               Assistant Vice President    None



S     John V. McLaughlin             Senior Vice President       None



      Terry W. McNabb                Vice President              None
      2002 Barrett Station Road
      St. Louis, MO  63131



L     R. William Melinat             Vice President - Institutional   None
                                     Investment Services Division



      David R. Murray                Regional Vice President     None

      60 Briant Drive
      Sudbury, MA 01776



      Stephen S. Nelson              Vice President              None
      P.O. Box 470528
      Charlotte, NC  28247-0528



      William E. Noe                 Regional Vice President     None
      304 River Oaks Road
      Brentwood, TN 37027



      Peter A. Nyhus                 Regional Vice President     None
      3084 Wilds Ridge Court
      Prior Lake, MN 55372



      Eric P. Olson                  Regional Vice President     None
      62 Park Drive
      Glenview, IL 60025



      Fredric Phillips               Regional Vice President     None
      32 Ridge Avenue
      Newton Centre, MA  02159



B     Candance Pilgram               Assistant Vice President    None

      Carl S. Platou                 Regional Vice President     None
      4021 96th Avenue, SE
      Mercer Island, WA 98040

L     John O. Post, Jr.              Vice President              None



S     Richard P. Prior               Assistant Vice President    None



      Steven J. Reitman              Vice President              None
      212 The Lane
      Hinsdale, IL 60521



      Brian A. Roberts                Vice President             None
      12025 Delmahoy Drive
      Charlotte, NC  28277



      George S. Ross                 Senior Vice President       None
      55 Madison Avenue
      Morristown, NJ  07962



L     Julie D. Roth                  Vice President              None



L     James F. Rothenberg            Director                    None

      Douglas F. Rowe                Regional Vice President     None

      30008 Oakland Hills Drive
      Georgetown, TX 78628



      Christopher Rowey              Regional Vice President     None
      9417 Beverlywood Street
      Los Angeles, CA 90034



      Dean B. Rydquist               Vice President              None
      1080 Bay Pointe Crossing
      Alpharetta, GA 30202



      Richard R. Samson              Vice President              None
      4604 Glencoe Avenue, No. 4
      Marina del Rey, CA  90292



      Joe D. Scarpitti               Regional Vice President     None
      31465 St. Andrews
      Westlake, OH 44145



L     Daniel B. Seivert              Assistant Vice President    None



L     R. Michael Shanahan            Director                    Director



      David W. Short                 Chairman of the Board       None
      1000 RIDC Plaza, Ste 212
      Pittsburgh, PA  15238



      William P. Simon, Jr.          Senior Vice President       None
      554 Canterbury Lane
      Berwyn, PA  19312



L     John C. Smith                   Vice President -           None
                                     Institutional Investment Services
                                     Division



L     Mary E. Smith                   Vice President -           None
                                     Institutional Investment
                                     Service Division



      Rodney G. Smith                 Vice President             None
      100 N. Central Expressway, Ste 1214
      Richardson, TX  75080



      Nicholas D. Spadaccini         Regional Vice President     None
      855 Markley Woods Way
      Cincinnati, OH 45230

L     Kristen J. Spazafumo           Assistant Vice President    None



      Daniel S. Spradling            Senior Vice President       None
      #4 West Fourth Avenue, Suite 406
      San Mateo, CA  94402



B     Max D. Stites                  Vice President              None

      Thomas A. Stout                Regional Vice President     None
      12913 Kendale Lane
      Bowie, MD 20715



      Craig R. Strauser              Regional Vice President     None
      3 Dover Way
      Lake Oswego, OR 97034



      Francis N. Strazzeri            Vice President             None
      31641 Saddletree Drive
      Westlake Village, CA 91361



L     Drey W. Taylor                 Assistant Vice President    None



S     James P. Toomey                 Vice President             None



I     Christopher E. Trede            Vice President             None



      George F. Truesdail            Vice President              None
      400 Abbotsford Court
      Charlotte, NC  28270





      Scott W. Ursin-Smith           Regional Vice President     None

      60 Reedland Woods Way
      Tiburon, CA 94920



H     Andrew J. Ward                 Vice President              None



L     David M. Ward                   Vice President -           None
                                     Institutional Investment Services
                                     Division



      Thomas E. Warren               Regional Vice President     None

      1701 Starling Drive
      Sarasota, FL 34231



L     J. Kelly Webb                  Sr. Vice President, Treasurer   None



      Gregory J. Weimer              Regional Vice President     None
      125 Surrey Drive
      Canonsburg, PA  15317



B     Timothy W. Weiss               Director                     None



SF    N. Dexter Williams             Senior Vice President       None
      25 Whitside Court
      Danville, CA 94526



      Timothy J. Wilson              Regional Vice President     None
      113 Farmview Place
      Venetia, PA 15367



B     Laura L. Wimberly               Vice President             None



H     Marshall D. Wingo              Sr. Vice President          None



L     Robert L. Winston              Director, Sr. Vice President   None



      Laurie B. Wood                 Regional Vice President     None
      3500 West Camino de Urania
      Tucson, AZ 85741



      William Yost                   Regional Vice President     None
      9320 Overlook Trail
      Eden Prairie, MN  55347



      Janet M. Young                 Regional Vice President     None
      1616 Vermont
      Houston, TX  77006



      Scott D. Zambon                Regional Vice President     None
      320 Robinson Drive
      Tustin Ranch, CA 92782



L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  928621
S Business Address, 8000 IH-10, Suite 1400, San Antonio, TX  78230
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN  46240

 (c) None.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, are maintained and held in the offices of the registrant's investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92621, and/or the offices of the Registrant, One Market, Steuart Tower, San Francisco, California 94105

 The registrant's records covering shareholder accounts are maintained and kept by the registrant's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8000 IH-10, Suite 1400, San Antonio, Texas 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, Indiana 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

 The registrant's records covering portfolio transactions are maintained and kept by the registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101.

ITEM 31. MANAGEMENT SERVICES.

 None.

ITEM 32. UNDERTAKINGS

 (c) As reflected in the prospectus, the registrant undertakes to provide each person to whom a prospectus is delivered with a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 23rd day of February, 1998.

                                   FUNDAMENTAL INVESTORS, INC.
                                   By: /s/ Walter P. Stern
                                   (Walter P. Stern, Chairman of the Board)

 Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below on February 23, 1998, by the following persons in the capacities indicated.

          SIGNATURE                                      TITLE



(1)       Principal Executive Officer:



           /s/ Walter P. Stern                           Chairman of the Board

          (Walter P. Stern)



(2)       Principal Financial Officer and
          Principal Accounting Officer:



           /s/ Mary C. Hall                              Treasurer

          (Mary C. Hall)



(3)       Directors:



          Guilford C. Babcock*                           Director

          Charles H. Black*                              Director

          Martin Fenton, Jr.*                            Director

          Herbert Hoover III*                            Director

          Gail L. Neale*                                 Director

          Kirk P. Pendleton*                             Director

          James W. Ratzlaff*                             Director

          Henry E. Riggs*                                Director



           /s/ R. Michael Shanahan

          (R. Michael Shanahan)                          Director



           /s/ Walter P. Stern

          (Walter P. Stern)                              Chairman of the Board




*By  /s/ Julie F. Williams
 (Julie F. Williams, Attorney-in-Fact)

 Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

                                   /s/ Michael J. Downer
                                   (Michael J. Downer)